UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2014 (March 17, 2014)

HCA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of $3,500,000,000 aggregate principal amount of secured notes

Overview

On March 17, 2014, HCA Inc. (the “Issuer”), a wholly-owned subsidiary of HCA Holdings, Inc. (the “Parent Guarantor”), completed the public offering of (i) $1,500,000,000 aggregate principal amount of its 3.75% Senior Secured Notes due 2019 (the “2019 Notes”) and (ii) $2,000,000,000 aggregate principal amount of its 5.00% Senior Secured Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Notes”), each guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by certain of the Parent Guarantor’s subsidiaries. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the company’s shelf registration statement on Form S-3, filed on July 26, 2011, as amended by Post-Effective Amendments Nos. 1, 2, 3 and 4 thereto, filed on February 7, 2012, February 27, 2012, December 10, 2012 and March 3, 2014, respectively (File No. 333-175791) (the “Registration Statement”), as supplemented by the prospectus supplement dated March 3, 2014, previously filed with the Securities and Exchange Commission under the Securities Act.

On March 17, 2014, the Notes were issued pursuant to a base indenture, dated as of August 1, 2012 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Law Debenture Trust Company of New York, as trustee, (the “Trustee”) and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by (i) the Supplemental Indenture No. 7, dated as of March 17, 2014, among the Issuer, the Parent Guarantor, the subsidiary guarantors named therein (the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”), the Trustee and the Registrar, relating to the 2019 Notes (as supplemented, amended or modified from time to time, the “2019 Notes Indenture”) and (ii) the Supplemental Indenture No. 8, dated as of March 17, 2014, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the 2024 Notes (as supplemented, amended or modified from time to time, the “2024 Notes Indenture” and, together with the 2019 Notes Indenture, the “Indentures”).

Net proceeds from the offering of Notes, after deducting underwriter discounts and commissions and estimated offering expenses, are estimated to be approximately $3.462 billion. The Issuer intends to use the net proceeds from the offering of Notes for the repayment and redemption of certain series of its existing secured and unsecured notes, to pay related fees and expenses and for general corporate purposes.

The following is a brief description of the terms of the Notes and the Indentures.

Maturity and Interest Payment Dates

The 2019 Notes will mature on March 15, 2019, and the 2024 Notes will mature on March 15, 2024. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2014, to holders of record on the preceding March 1 or September 1, as the case may be.

Ranking

The Notes are the Issuer’s senior obligations and: (i) rank senior in right of payment to any of its future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively senior in right of payment to indebtedness under any future second lien notes to the extent of the collateral securing such indebtedness and to any unsecured indebtedness, (iv) are effectively equal in right of payment with indebtedness under its cash flow credit facility and existing first lien notes to the extent of the collateral securing such indebtedness, (v) are effectively subordinated in right of payment to all indebtedness under its asset-based revolving credit facility to the extent of the shared collateral securing such indebtedness, and (vi) are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of its non-guarantor subsidiaries (other than indebtedness and liabilities owed to it or one of its guarantor subsidiaries).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by each of the Issuer’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantees its obligations under its senior secured credit facilities (except for certain special purpose subsidiaries that only guarantee and pledge their assets under its asset-based revolving credit facility).

Security

The Notes and related subsidiary guarantees are secured by first-priority liens, subject to permitted liens, on certain of the assets of the Issuer and the subsidiary guarantors that secure its cash flow credit facility and the existing first lien notes on a pari passu basis, including: (i) substantially all the capital stock of any wholly owned first-tier subsidiary of the Issuer or of any subsidiary guarantor of the Notes (but limited to 65% of the voting stock of any such wholly owned first-tier subsidiary that is a foreign subsidiary) and (ii) substantially all tangible and intangible assets of the Issuer and each subsidiary guarantor, other than (1) other properties that do not secure its senior secured credit facilities, (2) deposit accounts, other bank or securities accounts and cash, (3) leaseholds and motor vehicles; provided that, with respect to the portion of the collateral comprised of real property, the Issuer will have up to 90 days following the issue date of the notes to complete those actions required to perfect the first-priority lien on such collateral and (4) certain receivables collateral that only secures its asset-based revolving credit facility, in each case subject to exceptions, and except that the lien on properties defined as “principal properties” under its existing indenture dated as of December 16, 1993, so long as such indenture remains in effect, will be limited to securing a portion of the indebtedness under the notes, its cash flow credit facility and the existing first lien notes that, in the aggregate, does not exceed 10% of its consolidated net tangible assets.

The Notes and the related subsidiary guarantees will be secured by second-priority liens, subject to permitted liens, on certain receivables of the Issuer and the subsidiary guarantors that secure its asset-based revolving credit facility on a first-priority basis.

In the event the Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, the collateral securing the Notes and the related subsidiary guarantees will be released. In addition, to the extent the collateral is released as security for the Issuer’s senior secured credit facilities, it will also be released as security for the Notes and for the related subsidiary guarantees.

Covenants

The Indentures contain covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions, (iii) sell certain assets and (iv) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Certain of these covenants will cease to apply and others will be modified in the event that either (i) the Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s Rating Services or (ii) the collateral is released as security for the senior secured credit facilities.

Intercreditor Arrangements

First Lien Intercreditor Agreement

Bank of America, N.A., as collateral agent for the holders of the Notes, the existing first lien notes and obligations under the cash flow credit facility (the “First Lien Collateral Agent”), Bank of America, N.A., as authorized representative of the lenders under the cash flow credit facility (the “Administrative Agent”), and Law Debenture Trust Company of New York, as authorized representative of the holders of the existing first lien notes, entered into a First Lien Intercreditor Agreement, dated as of April 22, 2009, with respect to the collateral (the “Collateral”) that secures the cash flow credit facility, the existing first lien notes and the Notes and may secure additional first lien obligations (“Additional First Lien Obligations”) permitted to be incurred under the Company’s debt instruments and designated as additional first lien obligations for purposes of the First Lien Intercreditor Agreement, the Security Agreement and the Pledge Agreement. The Notes and related guarantees became subject to the First Lien Intercreditor Agreement as of March 17, 2014.

Additional Receivables Intercreditor Agreement

In addition, the First Lien Collateral Agent and Bank of America, N.A., as collateral agent (the “ABL Collateral Agent”) in connection with the asset-based revolving facility, entered into an Additional Receivables Intercreditor Agreement, dated as of March 17, 2014, by which the Notes are given the same ranking, rights and obligations with respect to certain receivables collateral (the “Receivables Collateral”) that secures the asset-based revolving credit facility on a first-priority basis and the Notes, cash flow credit facility and the existing first lien notes on a second-priority basis.

Optional Redemption

The Indentures permit the Issuer to redeem some or all of the Notes at any time at “make whole” redemption prices set forth in the respective Indenture.

Change of Control

Upon the occurrence of a change of control, as defined in the Indentures, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing descriptions of the Notes, the Indentures (including the forms of the Notes) and Security and Intercreditor Agreements are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.9.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 7, dated as of March 17, 2014, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the 2019 Notes)

4.3	Supplemental Indenture No. 8, dated as of March 17, 2014, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the 2024 Notes)

4.4	Form of Global Note representing the 2019 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2024 Notes (included in Exhibit 4.3)

4.6	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.8	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009, and incorporated herein by reference)

4.9	Additional Receivables Intercreditor Agreement, dated as of March 17, 2014, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as New First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robert A. Waterman, Senior Vice President, General Counsel and Chief Labor Relations Officer to HCA Inc.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robert A. Waterman, Senior Vice President, General Counsel and Chief Labor Relations Officer to HCA Inc. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)

By:	/s/ David G. Anderson
David G. Anderson
Senior Vice President - Finance and Treasurer

Date: March 21, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 7, dated as of March 17, 2014, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the 2019 Notes)

4.3	Supplemental Indenture No. 8, dated as of March 17, 2014, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the 2024 Notes)

4.4	Form of Global Note representing the 2019 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2024 Notes (included in Exhibit 4.3)

4.6	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.8	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009, and incorporated herein by reference)

4.9	Additional Receivables Intercreditor Agreement, dated as of March 17, 2014, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as New First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robert A. Waterman, Senior Vice President, General Counsel and Chief Labor Relations Officer to HCA Inc.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robert A. Waterman, Senior Vice President, General Counsel and Chief Labor Relations Officer to HCA Inc. (included in Exhibit 5.2)